Variable Interest Entities	12 Months Ended
Dec. 31, 2013
Text Block [Abstract]
Variable Interest Entities

Note 4. Variable Interest Entities

Nonconsolidated VIEs

ZF Marysville, LLC

We have a commercial agreement with ZF Marysville, LLC (“ZFM”) in which ZFM produces lightweight axles at one of our facilities. ZFM was determined to be a VIE as it does not have sufficient equity at risk to finance its activities. We hold no equity interests in ZFM and we do not have the power to direct the activities of ZFM which most significantly affect its economic performance. Therefore, we have determined we are not the primary beneficiary of ZFM.

ZFM began production in July 2010. Upon the start of operations, we recorded capital lease assets and capital lease obligations resulting from an embedded capital lease related to the equipment used to produce the lightweight axles. In July 2011, a second embedded capital lease was recorded related to equipment used to produce axle components. As of December 31, 2013 and 2012, we had $93 million and $108 million, respectively, of capital lease assets and $102 million and $115 million, respectively, of capital lease obligations, which are included in Property, Plant and Equipment, Net and Financial Liabilities, respectively, in the accompanying Consolidated Balance Sheets. Our maximum exposure to loss is approximately $12 million through our contractual commitments to ZFM through 2020.

Refer to Note 12, Financial Liabilities and Note 14, Commitments, Contingencies and Concentrations, for additional information on transactions with VIEs.